Property, Plant and Equipment	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment	Property, Plant and Equipment
Property, plant and equipment as of December 31, 2022 and 2021 were as follows:

	2022	2021
Land	$29,010	$30,793
Building and improvements	138,759	134,313
Machinery and equipment	240,097	252,779
Construction in progress	20,324	16,459
Property, plant and equipment, at cost	428,190	434,344
Less: accumulated depreciation	(229,595)	(236,824)
Total property, plant and equipment, net	$198,595	$197,520
As of December 31, 2022, PP&E includes $0.6 million of finance lease assets and future minimum lease payments. Land with an aggregate book value of approximately $0.6 million is held-for-sale as of December 31, 2022 and is recorded in Prepaid expenses and other current assets on the Company’s Consolidated Balance Sheets.